EXHIBIT 10.3

ADDENDUM TO ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

BY AND AMONG

APOLLO MEDIA NETWORK, INC.

KIRK KIMERER

JAYSON LANG

TRAVIS HAIR

RAY BILLS

AND

MARGARET KERR

The Effective Date of the transaction shall be deemed to be August 31, 2015, for all purposes hereunder.

Date: January 27, 2016

Apollo Media Network, Inc., a Delaware Corporation

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer

            Title:   Chief Executive Officer

Date: January 27, 2016

By:/s/ Kirk Kimerer

            Name:  Kirk Kimerer

ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

This Assignment, Assumption and Release Agreement (this "Agreement") is entered into as of the 30th day of June, 2015, by and among APOLLO MEDIA NETWORK, INC., a

Delaware corporation ("Apollo"); KIRK KIMERER ("Kimerer"); and those of JAYSON LANG ("Lang"); TRAVIS HAIR ("Hair"); RAY BILLS ("Bills"); and MARGARET KERR ("Kerr") who execute this Agreement. (Lang, Hair, Bills and Kerr are referred to herein as "Noteholders"; and Apollo, Kimerer and the Noteholders who execute this Agreement are referred to herein as the "Parties".)

Recitals:

            A. Kimerer is the sole stockholder of Apollo, owning 100 shares of the Common Stock of Apollo.

            B. The Noteholders have made various loans to Kimerer, with current outstanding balances as follows:

Jayson Lang - $106,791 (the "Lang Loan"), represented by one or more outstanding promissory notes from Kimerer to Lang (the "ig Notes")

Travis Hair - $53,534 (the "Hair Loan"), represented by one or more outstanding promissory notes from Kimerer to Hair (the "Hair Notes")

Ray Bills - $49,840 (the "Bills Loan"), represented by one or more outstanding promissory notes from Kimerer to Bills (the "Bills Notes")

Margaret Kerr - $44,029 (the "Kerr Loan"), represented by one or more outstanding promissory notes from Kimerer to Kerr (the Notes")

            The Lang Loan, the Hair Loan, the Bills Loan and the Kerr Loan are collectively referred to as the "Loans"; and the Lang Notes, the Hair Notes, the Bills Notes and the Kerr Notes are collectively referred to as the "Investor Notes".)

            C. Kimerer and Apollo have agreed to enter into a transaction whereby Kimerer will transfer certain websites to Apollo and deliver a promissory note from Kimerer to Apollo, in exchange for the issuance to Kimerer of additional shares of Common Stock and the assumption by Apollo of the Loans and the Investor Notes.

            D. The Noteholders who execute this Agreement consent to the assumption of the Loans and Investor Notes by Apollo, and have agreed to release Kimerer from all further liabilities or obligations with respect thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the Parties, the Parties agree as follows:

Apollo Assignment, Assumption and Release Agreement - Final

Agreements:

            1. Recitals. The Recitals set forth above and the Exhibits hereto are incorporated herein.

            2. Transfer of Assets and Issuance of Note from Kimerer to Apollo. Kimerer hereby agrees to (i) transfer and sell to Apollo those websites described in the Bill of Sale, Assignment and Quit Claim Deed attached hereto as Exhibit A (the "Bill of Sale"); and (ii) deliver to Apollo his promissory note in the form attached hereto as Exhibit B.

            3. Issuance of Stock to Kimerer and Assumption of Loans. Apollo (i) hereby agrees to issue to Kimerer 3,099,900 additional shares of Apollo Common Stock; and (ii) hereby assumes all of Kimerer's liabilities and obligations under all of the Loans and Investor Notes, and agrees to fully release and indemnify Kimerer from any further liability or obligation under any of the Loans and Investor Notes, including all principal, interest and other amounts due thereunder, whether arising or accruing before or after the date of this Agreement. In connection with the issuance of the additional shares of Apollo Common Stock to Kimerer, Kimerer shall execute and deliver to Apollo a Subscription Agreement in the form attached hereto as Exhibit C.

            4. Consent and Release by Noteholders. Each Noteholder hereby fully, unconditionally and irrevocably releases Kimerer and holds him harmless from all further liabilities or obligations under any of the Loans or Investor Notes, and from this date forward agrees to look solely to Apollo for repayment of the Loans or Investor Notes. Each Noteholder hereby acknowledges and agrees that the amount set forth next to such Noteholder's name in Recital B above represents all outstanding indebtedness from Kimerer to such Noteholder, and hereby releases and holds Kimerer harmless from all other monetary claims or other liabilities or obligations from Kimerer to any of the Noteholders as of the date of this Agreement.

            5. Capitalization of Apollo. The Parties acknowledge and agree that following the consummation of the transactions set forth in this Agreement, the capitalization of Apollo will be as follows:

Stockholder Name	Number of Shares

Kirk Kimerer	3,100,000

Total Shares Outstanding	3,100,000

            Miscellaneous Provisions.

            (a) Prior Agreements. This Agreement and the other documents delivered pursuant hereto constitute the entire contract between the Parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understanding between the Parties with respect to its subject matter. Any revision, modification or termination of this Agreement shall be effective only if in writing and signed by all of the Parties hereto.

Apollo Assignment, Assumption and Release Agreement - Final

            (b) Waiver. Failure to enforce any provision of this Agreement by a Party shall not bar subsequent enforcement of such provision or any other provision of this Agreement by such Party.

            (c) Governing Law. This Agreement and all other agreements contemplated hereunder shall be governed by and construed under the laws of the State of Delaware. Any claim or charge made hereunder shall be brought in state or federal court in Maricopa County, Arizona. The parties hereto irrevocably consent to the jurisdiction and venue of such court and waive any present or future objection to venue or jurisdiction in such court.

            (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (e) Headings. The headings in this Agreement are for convenience only, are not part of the agreement of the parties and shall not be deemed parts hereof or in any way affect the meaning or interpretation of this Agreement. Wherever the word "including" is used herein, it shall be deemed to be following with the words "but not limited to" or similar words to that effect.

            (f) Successors and Assigns; Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon each Party and its, heirs, successors and assigns. This Agreement is not intended to confer any benefit upon, and may not be enforces by, anyone other than a Party hereto (or such Party's heirs, successors or assigns.

            (g) Attorneys' Fees and Costs. If any Party determines that it is necessary to seek enforcement of any of the terms and provisions hereunder by a court of law, the prevailing Party, in addition to any relief granted by the court of law, shall be entitled to recover all costs and expenses thereof including reasonable attorneys' fees and costs.

            (h) Expenses. Except as provided herein, each of the Parties shall be solely responsible for all of their own costs and expenses, including accounting and legal expenses, incurred in connection with this Agreement and the transactions contemplated herein.

[signature page follows]

Apollo Assignment, Assumption and Release Agreement - Final

            IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Release Agreement to be effective on the day and year first written above.

APOLLO MEDIA NETWORK, INC., a

Delaware corporation

By: /s/ Kirk Kimerer

Its: CEO

/s/ Kirk Kimerer

KIRK KIMERER

____________________

JAYSON LANG

____________________

TRAVIS HAIR

____________________

RAY BILLS

____________________

MARGARET KERR

Apollo Assignment, Assumption and Release Agreement - Final

Exhibit A

BILL OF SALE

(see attached)

Apollo Assignment, Assumption and Release Agreement - Final

Exhibit B

PROMISSORY NOTE

(see attached)

Apollo Assignment, Assumption and Release Agreement - Final

Exhibit C

KIMERER SUBSCRIPTION AGREEMENT

(see attached)

Apollo Assignment, Assumption and Release Agreement - Final